EXHIBIT 99.3

                                 PROXYMED, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997

                            PROXYMED, INC. CLINICAL MICRO-   HAYES COMPUTER     US HEALTHDATA
                                (A)        SYSTEMS, INC.(B)  SYSTEMS, INC.(C) INTERCHANGE, INC.(D)       TOTAL
                            -------------- ----------------  ---------------- --------------------  -------------
Net sales                   $    7,801,029          255,124         2,720,389            1,313,800     12,090,342
                            -------------- ----------------  ---------------- --------------------  -------------
Costs and expenses:
  Cost of sales                  5,208,720           77,283         1,728,963              241,400      7,256,366
  Selling, general and
    administrative expenses      9,344,712          225,768         1,242,649            3,087,600     13,900,729
                            -------------- ----------------  ---------------- --------------------  -------------
                                14,553,432          303,051         2,971,612            3,329,000     21,157,095
                            -------------- ----------------  ---------------- --------------------  -------------
    Operating loss              (6,752,403)         (47,927)         (251,223)          (2,015,200)    (9,066,753)

Other income (expense):
  Gain on sale of assets                 0                0                 0              (56,400)       (56,400)
  Interest, net                    242,832             (154)          (58,390)                   0        184,288
                            -------------- ----------------  ---------------- --------------------  -------------
    Loss before income
         tax benefit            (6,509,571)         (48,081)         (309,613)          (2,071,600)    (8,938,865)
Income tax benefit                       0                0           138,350                    0        138,350
                            -------------- ----------------  ---------------- --------------------  -------------
    Net loss                    (6,509,571)         (48,081)         (171,263)          (2,071,600)    (8,800,515)

Dividends on cumulative
  preferred stock                        0                0                 0                    0              0
                            -------------- ----------------  ---------------- --------------------  -------------
    Net loss applicable
     to common shareholders     (6,509,571)         (48,081)         (171,263)          (2,071,600)    (8,800,515)
                            ============== ================  ================ ====================  =============

Weighted average common         10,313,911
  shares outstanding        ==============

Net loss per share
  of common stock                   ($0.63)
                            ==============

                                    PRO FORMA ADJUSTMENTS
                                    ---------------------      PRO FORMA
                                      #         DR. (CR.)      COMBINED
                                    ---------------------   --------------
Net sales                                                   $   12,090,342
                                                            --------------
Costs and expenses:
  Cost of sales                                                  7,256,366
  Selling, general and
    administrative expenses (1)         10,393                  13,907,120
                            (3)        (31,212)
                            (5)        120,960
                            (6)        (93,750)             --------------
                                                                21,163,486
                                                            --------------
    Operating loss                                              (9,073,144)

Other income (expense):
  Gain on sale of assets                                           (56,400)
  Interest, net             (2)        (11,011)                    195,299

    Loss before income                                      --------------
         tax benefit                                            (8,934,245)
Income tax benefit          (4)        138,350                           0
                                                            --------------
     Net loss                                                   (8,934,245)

Dividends on cumulative
  preferred stock                                                        0
                                                            --------------
    Net loss applicable
     to common shareholders                                   ($ 8,934,245)
                                                            ==============
Weighted average common
  shares outstanding                                            10,770,926  (e)
                                                            ==============
Net loss per share
  of common stock                                                   ($0.83)
                                                            ==============



(1) To record amortization of goodwill related to the acquisition of Clinical MicroSystems, Inc.

(2) To record interest on debt issued for the acquisition of Clinical MicroSystems, Inc.

(3) To record reduction of depreciation expense upon allocation of purchase price to the non-current assets acquired in the acquisition of Hayes Computer Systems, Inc.

(4) To eliminate income tax benefit of Hayes Computer Systems, Inc. due to ProxyMed's net operating loss carryforwards.

(5) To record amortization of goodwill for 1996 related to the acquisition of US HealthData Interchange, Inc.

(6) To record reduction of depreciation expense upon allocation of purchase price to the non-current assets acquired in the acquisition of US HealthData Interchange, Inc.

(a) This column is derived from the unaudited consolidated financial statements of ProxyMed, Inc. and subsidiaries for the nine months ended September 30, 1997.

(b) This column is derived from the unaudited financial statements of Clinical MicroSystems, Inc. for the period January 1, 1997 to its acquisition on March 14, 1997. The acquisition of Clinical MicroSystems, Inc. was reported under Form 8-K dated March 14,1997.

(c) This column is derived from the unaudited financial statements of Hayes Computer Systems, Inc. for the 4 months ended April 30, 1997, after considering the effects of adjustments made in the preparation of the audited financial statements for the 10 months ended January 31, 1997. The acquisition of Hayes Computer Systems, Inc. was reported under Form 8-K dated April 30, 1997.

(d) This column is derived from the unaudited financial statements of US HealthData Interchange, Inc. for the six months ended September 30, 1997 and the unaudited 3 month period ended March 31, 1997 previously included in the audited financial statements of US HealthData Interchange, Inc. for the year ended March 31, 1997.

(e) Pro Forma weighted average shares includes 125,786 and 388,215 shares issued in the acquisitions of Clinical MicroSystems, Inc. and Hayes Computer Systems, Inc., respectively, as if they were outstanding since the beginning of the year, plus an additional 250,000 shares sold to Bellingham Industries, Inc. in a private placement on November 19, 1997.

Note - Pursuant to Rule 11-02(b)(5), the pro forma income statement presented above excludes the non-recurring effect of the write-offs of purchased in-process research and development costs which are directly attributable to the acquisitions of Clinical MicroSystems, Inc. and Hayes Computer Systems, Inc. Such write-offs, in the amount of $8,632,654, were charged to the operations of ProxyMed, Inc. in the six month period ended June 30, 1997. The income tax benefit resulting from these write-offs is estimated to be approximately $3,237,000. Based on the weight of available evidence, a valuation allowance in the amount of $3,237,000 has been recorded concurrently.